Q 4 I N V E S T O R P R E S E N T A T IO N 1 INVESTOR PRESENTATION Q 4 | F E B R U A R Y 2 0 2 2 | N A S D A Q : M Y R G

Q 4 I N V E S T O R P R E S E N T A T IO N 2 SAFE HARBOR STATEMENT F O R W A R D - L O O K I N G S T A T E M E N T S Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “unlikely” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement. We disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this announcement should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. NOTE: Images used throughout this presentation may have been taken before COVID.

Q 4 I N V E S T O R P R E S E N T A T IO N 3 A MARKET LEADER D E L I V E R I N G E L E C T R I C A L C O N S T R U C T I O N S E R V I C E S F O R M O R E T H A N A C E N T U R Y 64 OFFICE LOCATIONS IN U.S. AND CANADA* MYR Group Inc. subsidiaries deliver some of the largest and most notable electrical infrastructure and commercial and industrial projects throughout the United States and Canada. EXTENSIVE, CENTRALIZED FLEET REPORTABLE SEGMENTS TRANSMISSION & DISTRIBUTION COMMERCIAL & INDUSTRIAL HEALTHY ORGANIC & ACQUISITIVE GROWTH HEADQUARTERS 12150 E. 112TH AVE., HENDERSON, CO 80640 7,600+ EMPLOYEES* AND EXECUTIVE TEAM WITH 33 YEARS OF INDUSTRY EXP. NASDAQ: MYRG STOCK TICKER SYMBOL GROWING REVENUE STRONG BACKLOG STABLE BALANCESHEET SUPERIOR SAFETY PERFORMANCE LONG-STANDING CLIENT RELATIONSHIPS *includes Powerline Plus, Acquired Jan. 2022

Q 4 I N V E S T O R P R E S E N T A T IO N 4 Achieved record revenue in 2022, up 11% from 2021 $2.50B 2021 $1.14B 2016 $1.40B 2017 $1.53B 2018 $2.25B 2020 RANKED AMONG TOP 5 U.S. SPECIALTY ELECTRICAL CONTRACTORS 27 YEARS IN A ROW $2.07B 2019 CAGR 16.9%

Q 4 I N V E S T O R P R E S E N T A T IO N 5 E N H A N C E S O U R S T R O N G B A C K L O G We take a people first focus to encourage collaboration, safe practices, and long- term employment. We invest in our employees by providing trainings, leadership opportunities, cutting-edge tools and resources, and continuously improving safety protocols. Keeping safety at the center of our core values, we achieve industry-leading safety performance results. DEPTH & BREADTH OF EXPERTISE CLEAN ENERGY TRANSFORMATION PARTNERS BEING GOOD STEWARDS EMPOWERING OUR PEOPLE As a leading specialty electrical contractor, we have experience tackling electrical projects of various sizes and complexities. We cross sell our expertise, collaborate, and utilize resources throughout the organization to provide clients with customized solutions. We are proud to be a contractor of choice, and value the long-standing relationships we hold with our clients. Expanding our presence in key growth markets; building our portfolio; growing our footprint; and investing in our extensive fleet, technology, and training programs remains a key initiative to ensure we provide optimal value to our clients. As stewards of the environment, we understand that our collective actions contribute to the greater good and overall sustainability. We are aware that the critical nature of our work could impact the sensitive ecosystems surrounding our projects, and therefore take great pride in working with our clients to establish proactive environmental plans and protocols for our projects. With increased investments in infrastructure, technology, and efficiency across the renewable energy space we are broadening our capabilities and resources, and leveraging our expertise and industry knowledge to elevate our position as a strong partner delivering sustainable solutions that positively impact the clean energy horizon.

Q 4 I N V E S T O R P R E S E N T A T IO N 6 OUTLOOK • T&D work activity primarily consists of small to medium-sized projects, with some larger transmission, HVDC, and utility scale solar projects; and we continue to execute routine maintenance work under long-term MSAs. Drivers for T&D spending remain intact • C&I project awards have slowed somewhat due to supply chain disruptions though budgeting and bidding activity remains strong, specifically in the core markets we serve • Strong full year results with record revenues, profit, earnings per share, net income, and EBITDA • Stimulus packages and infrastructure bills could promote increased spending and both MYR Group business segments are well-positioned to benefit from this • Strong balance sheet with $362.7M in availability under our $375.0M credit facility, funded debt to LTM EBITDA leverage of 0.03x, which management believes is adequate liquidity to support our working capital needs, equipment investments and growth initiatives, including the acquisition of Powerline Plus Ltd. and its affiliate (collectively, the “Powerline Plus Companies”) in January of 2022

Q 4 I N V E S T O R P R E S E N T A T IO N 7 TRANSMISSION & DISTRIBUTION T & D B U S I N E S S S E G M E N T U P D A T E • T&D record FY revenue of $1.3 Billion • Recent years growth is 100% organic and primarily due to an increase in revenue on small to medium-sized transmission and distribution projects. • ~ 50% of T&D business is Master Service Agreement work • Acquired the Powerline Plus Companies in January of 2022 Transmission Up to 765kV Distribution and Emergency Storm Restoration Substation Up to 765kV Renewables Foundations & Caissons and Directional Boring $879 $893 $1,134 $1,154 $1,302 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2017 2018 2019 2020 2021 M il li o n s T&D Revenue T&D Revenue 10.3% CAGR

Q 4 I N V E S T O R P R E S E N T A T IO N 8 T&D MARKET DRIVERS S T R O N G L O N G - T E R M O U T L O O K • Aging infrastructure, system hardening, grid reliability and renewable energy projects continue to serve as key drivers for continued investments in transmission infrastructure, which is is the backbone of a reliable, resilient, and clean electricity system. • The proposed $2 trillion infrastructure plan (The American Jobs Plan) proposes to invest billions $100B in the power grid and $46B in clean energy manufacturing -- in January, the DOE announced the “Building a Better Grid” Initiative which will deploy more than $20 billion in federal financing to support the buildout of long-distance, high voltage transmission nationwide. (energy.gov; Jan 2022) • With added goals to bring the U.S. to 100% clean electricity by 2035, this transition will require significant investments in T&D infrastructure. Source: The C Three Group, North American Electric Distribution Market Forecast, August 2021 System Reliability Aging Electric Grid Connecting Renewables Plant Retirements Storm Hardening Digitizing the Economy “Overall growth in capital expenditures from 2019-2020 increased 7.9%. The U.S. investor-owned electric distribution market grew 9.8% from 2019-2020.” U.S. and Canadian Electric Distribution Actual and Forecasted Capital Expenditures Source: Edison Electric Institute, December 2021 Actual and Projected Transmission Investment (Nominal Dollars) K E Y S P E N D D R I V E R S U.S. investor-owned electric utilities will make about $140B in capital investments annually from 2021-2023 — higher than at any point in the last decade — as they roll out clean energy technologies and work to decarbonize the grid. (Utility Dive/Edison Electric Institute, Feb. 10, 2022)

Q 4 I N V E S T O R P R E S E N T A T IO N 9 COMMERCIAL & INDUSTRIAL C & I B U S I N E S S S E G M E N T U P D A T E • C&I record FY revenue of $1.2 Billion • Growth primarily due to increases in volume across all project sizes and incremental revenues from the acquisitions of CSI and the Huen Companies in July of 2019 and 2018, respectively Commercial Telecommunications and Voice, Data , Video Systems Transportation/ Traffic Signals Renewables Industrial $524 $638 $937 $1,093 $1,197 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2017 2018 2019 2020 2021 M il li o n s C&I Revenue C&I Revenue 22.9% CAGR

Q 4 I N V E S T O R P R E S E N T A T IO N 10 C&I OUTLOOK A C T I V E M A R K E T • The primary markets we serve may be somewhat less vulnerable to economic slowing, though some projects in Q4 experienced increased COVID project restrictions and disruptions. • The $2 trillion infrastructure plan (The American Jobs Plan) proposes to invest billions in highways, airports, transit systems and several other areas which could accelerate C&I project activity – including a goal to build a national network of 500,000 electric vehicle chargers through the EV Charging Action Plan (whitehouse.gov, January 2022). • Overall, The Dodge Momentum Index increased 23 percent in 2021 from 2020, the strongest yearly gain since 2005. In January, the Index came in at 152.9 (2000=100), down slightly from the revised December reading of 163.7. (February 8, 2022) • The American Institute of Architects reported a 52.0 reading in their December Architecture Billings Index. Firm billings increased every month of the year except for January, as most firms experienced a strong rebound from the 2020 downturn. (December 2021) Hospitals Data Centers Airport Projects Transportation Work E-Commerce Industrial Facilities Water/Wastewater Upgrades Renewable Related Projects C&I’s strong $1.1B backlog as of December 31, 2021 is driven by: Source: The Dodge Momentum Index, February 8, 2022

Q 4 I N V E S T O R P R E S E N T A T IO N 11 MARKET OPPORTUNITIES G R O W I N G R E N E W A B L E G E N E R A T I O N M I X Momentum continued in the utility-solar sector, registering its largest third quarter on record, with 3.8 GWdc installed during Q3, 6.1 GWdc of new contracts were signed, pushing the pipeline to 81 GWdc. There are currently 22.3 GWdc of projects under construction, with 7.5 GWdc slated to come online this year, bringing the total 2021 forecast to 20.2 GWdc – the most the industry has ever installed in a single year. UTILITY-SCALE SOLAR Federal Tax Credits Renewable Portfolio Standards Carbon Policy Clean Power Portfolios Federal Tax Credits Renewable Portfolio Standards Carbon Policy State Tax Incentives Clean Power Portfolios RENEWABLE ENERGY DRIVERS SOURCE: SEIA/Wood Mackenzie Power & Renewables U.S. Solar Market Insight Report, December 2021 • The generation mix across the U.S. is changing as traditional baseload generation resources retire and renewable generation provides an increasingly large percentage of demand • The $2 trillion infrastructure proposals are likely to accelerate the growth of utility-scale wind, solar, and storage • In 2022, the EIA expects 46.1GW of new utility-scale electric generating capacity to be added to the U.S. power grid -- almost half of the planned 2022 capacity additions are solar. U.S. utility-scale battery storage capacity is expected to grow by 5.1 GW, or 84% (eia.gov, January 10, 2022)

Q 4 I N V E S T O R P R E S E N T A T IO N 12 POSITIONED FOR GROWTH S T R O N G M A R K E T C O U P L E D W I T H O U R C O M P E T I T I V E E D G E U.S./Canada Long-term growth both organically and via acquisition T&D Transmission market outlook strong next 5+ years (higher ratio of small-medium/large projects) C&I Strength in C&I sector (Airport, Healthcare, Data Center, Highway/Transportation) Renewables Clean energy initiatives driving increased construction spend SUCCESS STRATEGIC IMPERATIVES FINANCIAL STRENGTH Deliver positive financial results on a consistent basis while positioning the company for growth ORGANIZATIONAL EXCELLENCE Sustain a culture that aids in attracting, retaining, and developing the best people in the industry OPERATIONAL EXCELLENCE Continue investments in people, equipment, health, safety, the environment, technology, innovative programs, process improvement, and sustainability CUSTOMER SATISFACTION Strive to always be the first choice for our clients and remain one of the most reliable, efficient, and high-value providers E n s u r e s w e a r e f o c u s e d o n t h e r i g h t w o r k a n d p r o g r a m s • Proven execution of corporate strategy • Strong financial position • Centralized operations to allow for greater efficiency and cross-collaboration • Strong presence in key markets with expanding geographic footprint • Future driven mindset to deploy new systems and technologies • Broadening our capabilities to support the development of clean energy infrastructure • Experienced leadership team • Reputation for excellence with customers

Q 4 I N V E S T O R P R E S E N T A T IO N 13 CORNERSTONES OF OUR SUSTAINABILITY PRACTICES Reducing our environmental impact, protecting the safety and wellbeing of our people, and supporting the communities where we live and operate remain a top priority as we continue to provide critical electrical infrastructure services that help power a clean energy future. >>View our 2021 Sustainability Report • Independent Chairman of the Board • Audit; Compensation; Nominating, Environmental, Social, & Corporate Governance committees comprised solely of independent directors • 3 of 9 Board members are female or racially/ethnically diverse • Conduct annual Board evaluations • Implemented majority voting standard for directors in uncontested elections • No “Poison Pill” in place • Effective executive compensation best practices • Majority of CEO compensation is performance based • Safety is a core value and our commitment results in achieving some of the best statistics in the industry • Prioritize the training and development of our employees • We endeavor to promote diversity and inclusion across the organization and provide opportunities for diverse vendors and suppliers • Provide employees with a network of wellness and benefits programs including tuition reimbursement • Our employees and companies volunteer time, contribute funds, and partner with industry organizations to support meaningful charitable causes and our local communities • Active member and partner to numerous industry organizations • We strive for sustainability on all our projects by reducing waste and diligently implementing measures that minimize our impact • Adhere to environmental compliance requirements on projects • Implement environmentally-friendly measures and company programs with the goal of reducing our carbon footprint such as: • Employed telematics system on most of our fleet assets • Waste recycling and reduction both in the office and our field operations • LED lighting and occupancy sensors • Efficient paper consumption measures and eliminating use of disposable kitchen products • Enrolling in programs that power our facilities with certified clean energy

Q 4 I N V E S T O R P R E S E N T A T IO N 14 DELIVERING STRONG RETURNS D I V I D E N D A D J U S T E D S T O C K R E T U R N MYRG - CAGR 23.72% EME - CAGR 12.97% PWR - CAGR 27.20% MTZ - CAGR 20.54% DY - CAGR 2.76% -100.0% -50.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% Dividend Adjusted Stock Return (01/03/2017 - 12/31/2021) MYRG Div. Adj. Return EME Div. Adj. Return PWR Div. Adj. Return MTZ Div. Adj. Return DY Div. Adj. Return Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 1/3/2017 38.18$ 69.20$ 34.46$ 36.30$ 81.85$ 12/31/2021 110.55$ 127.26$ 114.59$ 92.28$ 93.76$ Div. Adj. Stock Return 189.5% 83.9% 232.5% 154.2% 14.6%

Q 4 I N V E S T O R P R E S E N T A T IO N 15 BALANCE SHEET STRENGTH W E L L - P O S I T I O N E D T O S U P P O R T A D D I T I O N A L G R O W T H $30.8 $50.7 $57.8 $44.4 $52.4 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $20 $40 $60 $80 2017 2018 2019 2020 2021 M ill io n s CAPEX Investment CAPEX Spend CAPEX % of Rev 18.1% 14.5% 14.1% 9.6% 4.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% EME MTZ MYRG PWR DY 3-Year Average ROIC $(250) $(200) $(150) $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2017 2018 2019 2020 2021 M ill io n s Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Source: S&P Capital IQ 3-year period for MYRG PWR, MTZ, and EME is December 2019 – December 2021 DY period is October 2019 – October 2021 • Little off-balance-sheet leverage • Limited goodwill • Low debt leverage • Strong liquidity position – Renewed credit facility in Q3 2019, increasing the revolver to $375 million • Substantial bonding capacity • Investment in specialty equipment contributed to top-line organic growth and supports future organic growth clients

Q 4 I N V E S T O R P R E S E N T A T IO N 16 FINANCIAL PERFORMANCE D E M O N S T R A T E S S T R O N G , L O N G - T E R M E X E C U T I O N $1,403 $1,531 $2,071 $2,247 $2,498 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2017 2018 2019 2020 2021 M ill io n s Revenue by Work Type Trans. Dist. C&I 15.5% CAGR $0.96 $1.01 $1.10 $1.15 $1.14 $1.16 $1.37 $1.50 $1.54 $1.55 $1.72 $1.65 $1.64 $1.57 $1.63 $1.79 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 2018 2019 2020 2021 B il li o n s Backlog Backlog > 12 Mo 12 Mo. Backlog 18.1% CAGR $65.8 $86.6 $101.2 $132.4 $164.2 $- $50 $100 $150 $200 2017 2018 2019 2020 2021 M il li o n s EBITDA * EBITDA 25.7% CAGR $1.28 $1.87 $2.26 $3.48 $4.95 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 2017 2018 2019 2020 2021 Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 40.2% CAGR * For reconciliation of EBITDA to net income, see page 21

Q 4 I N V E S T O R P R E S E N T A T IO N 17 EXPERIENCED LEADERS E X E C U T I V E S & B O A R D O F D I R E C T O R S MYR Group Inc. has a strong team of experienced leaders that make up our executive team and Board of Directors. We believe diversity of our leadership is a critical component of creating long-term value for our shareholders. We select individuals that bring extensive experience and unique perspectives to both our Company and our Board. Betty Johnson Chief Financial Officer 21 years with MYRG 32 years in the industry EXECUTIVE LEADERSHIP Rick Swartz Chief Executive Officer 39 years with MYRG 39 years in the industry Tod Cooper Chief Operating Officer, T&D 31 years with MYRG 33 years in the industry Jeff Waneka Chief Operating Officer, C&I 30 years with MYRG 37 years in the industry William Fry Chief Legal Officer 3 years with MYRG 24 years in the industry 24 YEARS EXECUTIVE TEAM AVERAGES 33 YEARS IN OUR INDUSTRY WITH MYR GROUP of 9 directors have significant energy/utility experience6 AVERAGE TENURE 6.9 YEARS

Q 4 I N V E S T O R P R E S E N T A T IO N 18 CREATING SHAREHOLDER VALUE STRATEGIC ACQUISITIONS Evaluate opportunities to expand and hone business expertise • Identify and evaluate strategic opportunities that achieve long-term growth objectives and leverage our core capabilities • Focus on acquisitions that meet clear, long-term return thresholds and are compatible with MYR Group’s values and culture • Focus on integration of processes, people, technology, and equipment ORGANIC GROWTH Expand in new and existing markets that align with core capabilities • Strategic expansion of geographic footprint into new markets • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long-term customer relationships

Q 4 I N V E S T O R P R E S E N T A T IO N 19 MYR Group subsidiaries maintain strong, long-standing relationships with a diverse customer base throughout both our T&D and C&I business segments. REPRESENTATIVE CUSTOMER SAMPLE

Q 4 I N V E S T O R P R E S E N T A T IO N 20 EBITDA RECONCILIATION D E M O N S T R A T E S S T R O N G , L O N G - T E R M E X E C U T I O N Note: LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four. EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers’ measures. ($ In Mi l l ions , Except Per Share Amounts)* FY 2017 2018 2019 2020 2021 Net Income 21.2$ 31.3$ 36.2$ 58.8$ 85.0$ Interest Expense, net 2.6 3.6 6.2 4.6 1.7 Income Tax Expense 3.5 11.8 14.2 22.6 31.3 Depreciation and Amortization 38.6 39.9 44.5 46.4 46.2 EBITDA 65.8$ 86.6$ 101.2$ 132.4$ 164.2$ Diluted Weighted Average Shares Outstanding 16.5 16.6 16.7 16.9 17.2 EBITDA per Diluted Share 3.99$ 5.22$ 6.06$ 7.84$ 9.57$ Revenue 1,403.3$ 1,531.2$ 2,071.2$ 2,247.4$ 2,498.3$ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization.

Q 4 I N V E S T O R P R E S E N T A T IO N 21 DEFINITIONS F I N A N C I A L R A T I O S NOTE: Images used throughout this presentation may have been taken before COVID. Net Income (LTM) [A] +[Net Interest Expense * (1-Effective Tax Rate)] ÷ [Book Value (Total Stockholders' Equity [B]) + Net Funded Debt] @ beginning of LTM = Return on Invested Capital EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) ÷ Revenue = EBITDA Margin [A] Net Income excludes noncontrolling interest and discontinued operations [B] Total Stockholders' Equity excludes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics S&P Capital IQ Disclaimer of Liability Notice This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice. DAVID GUITERREZ INVESTOR CONTACT Dresner Corporate Services 312.780.7204 | DGutierrez@dresnerco.com BETTY JOHNSON MYR GROUP CONTACT MYR Group Inc., Chief Financial Officer 847.290.1891 | Bjohnson@myrgroup.com